                                                                    Exhibit 99.3

                FIVE YEAR FINANCIAL SUMMARY AND SELECTED RATIOS
                 (Dollars in thousands, except per share data)

                                     As of/For the Years Ended December 31,
                         ---------------------------------------------------------------
                            2000         1999         1998         1997         1996
                         -----------  -----------  -----------  -----------  -----------
Summary of Operations
 Interest income........ $ 4,457,806  $ 3,879,276  $ 3,587,453  $ 3,246,750  $ 2,929,178
 Interest expense.......   2,388,158    1,896,475    1,780,961    1,579,999    1,403,531
                         -----------  -----------  -----------  -----------  -----------
 Net interest income....   2,069,648    1,982,801    1,806,492    1,666,751    1,525,647
 Provision for loan and
  lease losses..........     137,131      119,441      116,826      124,905       78,602
                         -----------  -----------  -----------  -----------  -----------
 Net interest income
  after provision for
  loan and lease
  losses................   1,932,517    1,863,360    1,689,666    1,541,846    1,447,045
 Noninterest income.....     789,222      894,205      707,519      601,326      456,509
 Noninterest expense....   1,813,941    1,695,777    1,421,901    1,364,374    1,196,854
                         -----------  -----------  -----------  -----------  -----------
 Income before income
  taxes.................     907,798    1,061,788      975,284      778,798      706,700
 Provision for income
  taxes.................     279,023      345,785      314,114      265,904      231,658
                         -----------  -----------  -----------  -----------  -----------
 Net income............. $   628,775  $   716,003  $   661,170  $   512,894  $   475,042
                         ===========  ===========  ===========  ===========  ===========
Per Common Share
 Average shares
  outstanding (000's):
  Basic.................     407,562      404,368      399,159      396,002      395,967
  Diluted...............     412,686      411,220      407,214      403,506      404,631
 Basic earnings per
  share................. $      1.54  $      1.77  $      1.66  $      1.30  $      1.20
                         ===========  ===========  ===========  ===========  ===========
 Diluted earnings per
  share................. $      1.52  $      1.74  $      1.62  $      1.27  $      1.17
                         ===========  ===========  ===========  ===========  ===========
 Cash dividends paid.... $       .86  $       .75  $       .66  $       .58  $       .50
 Shareholders' equity...       11.88        10.20        10.21         9.17         8.67
Average Balances
 Securities, at
  amortized cost........ $13,845,816  $13,659,529  $11,891,953  $10,828,957  $ 9,918,642
 Loans and leases *.....  38,535,862   34,760,317   31,322,864   27,799,754   25,039,906
 Other assets...........   4,144,574    3,874,498    3,522,728    2,820,272    2,551,984
                         -----------  -----------  -----------  -----------  -----------
  Total assets.......... $56,526,252  $52,294,344  $46,737,545  $41,448,983  $37,510,532
                         ===========  ===========  ===========  ===========  ===========
 Deposits............... $36,956,468  $34,700,259  $32,073,442  $30,030,550  $28,371,665
 Other liabilities......   7,573,889    7,299,729    6,156,124    4,657,435    3,677,983
 Long-term debt.........   7,602,588    6,156,798    4,665,185    3,303,968    2,237,906
 Common shareholders'
  equity................   4,393,307    4,137,558    3,842,794    3,453,258    3,200,255
 Preferred shareholders'
  equity................         --           --           --         3,772       22,723
                         -----------  -----------  -----------  -----------  -----------
  Total liabilities and
   shareholders'
   equity............... $56,526,252  $52,294,344  $46,737,545  $41,448,983  $37,510,532
                         ===========  ===========  ===========  ===========  ===========
Period End Balances
 Total assets........... $60,930,318  $54,505,555  $49,650,214  $44,785,646  $39,614,537
 Deposits...............  39,176,398   35,176,502   34,176,893   31,431,710   29,498,020
 Long-term debt.........   8,625,074    6,191,946    5,540,123    4,183,462    2,611,973
 Shareholders' equity...   4,876,090    4,153,384    4,129,784    3,643,068    3,364,127
Selected Ratios
 Rate of return on:
  Average total assets..        1.11%        1.37%        1.41%        1.24%        1.27%
  Average common
   shareholders'
   equity...............       14.31        17.30        17.21        14.85        14.82
 Dividend payout........       55.84        42.37        39.76        44.62        41.67
 Average equity to
  average assets........        7.77         7.91         8.22         8.34         8.59

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 1

      Selected Financial Data of Significant Banking & Thrift Subsidiaries
                             (Dollars in thousands)

                                   As of / For the Year Ended December 31, 2000
                                   --------------------------------------------
                                     BB&T-NC    BB&T-SC    BB&T-VA   FCNB BANK
                                   ----------- ---------- ---------- ----------
Total assets.....................  $46,991,799 $5,249,100 $6,254,434 $1,574,271
Securities.......................   12,557,947    389,331    564,472    437,865
Loans and leases, net of unearned
 income*.........................   30,452,881  4,008,789  4,028,827    992,243
Deposits.........................   28,540,937  3,952,819  4,877,131  1,101,644
Shareholder's equity.............    3,690,959    378,740    595,603     82,930
Net interest income..............    1,421,898    230,877    235,543     46,961
Provision for loan and lease
 losses..........................       79,612     12,554     12,529      9,700
Noninterest income...............      633,992     55,306     23,704     18,794
Noninterest expense..............    1,323,816    125,123    178,203     52,550
Net income.......................      458,903     95,175     42,122      2,294

                                   As of / For the Year Ended December 31, 1999
                                   --------------------------------------------
                                     BB&T-NC    BB&T-SC    BB&T-VA   FCNB BANK
                                   ----------- ---------- ---------- ----------
Total assets.....................  $41,060,416 $4,842,462 $6,550,666 $1,486,470
Securities.......................   10,196,460    477,705  1,681,540    426,106
Loans and leases, net of unearned
 income*.........................   26,852,336  3,698,046  4,265,276    903,810
Deposits.........................   25,765,790  3,686,484  4,563,833  1,036,045
Shareholder's equity.............    3,053,222    364,060    617,758    103,359
Net interest income..............    1,349,554    216,781    237,715     52,607
Provision for loan and lease
 losses..........................       75,796     15,491      7,376      5,008
Noninterest income...............      700,251     68,473     59,324     17,944
Noninterest expense..............    1,228,596    126,689    180,430     47,997
Net income.......................      519,577     91,059     68,756     12,067

                                   As of / For the Year Ended December 31, 1998
                                   --------------------------------------------
                                     BB&T-NC    BB&T-SC    BB&T-VA   FCNB BANK
                                   ----------- ---------- ---------- ----------
Total assets.....................  $36,404,453 $4,641,393 $6,669,554 $1,442,254
Securities.......................    9,067,377    783,727  1,607,902    451,767
Loans and leases, net of unearned
 income*.........................   24,143,314  3,266,871  4,159,735    823,295
Deposits.........................   25,131,437  3,702,383  4,636,337    973,688
Shareholder's equity.............    2,932,664    429,572    765,964    108,911
Net interest income..............    1,255,010    201,132    236,198     47,682
Provision for loan and lease
 losses..........................       66,652     13,455     13,915      2,097
Noninterest income...............      570,295     71,945     59,549     16,538
Noninterest expense..............    1,059,878    119,224    176,466     44,593
Net income.......................      489,572     89,653     66,155      9,897

--------
*  Includes loans held for sale.

   The following table presents BB&T's total loan and lease portfolio based on the underlying collateral rather than the primary purpose of the loan:

                                    Table 2

                    Composition of Loan and Lease Portfolio*

                                                 December 31,
                          -----------------------------------------------------------
                             2000        1999        1998        1997        1996
                          ----------- ----------- ----------- ----------- -----------
                                            (Dollars in thousands)
Commercial, financial
 and agricultural.......  $ 6,053,750 $ 5,542,420 $ 5,203,046 $ 4,731,878 $ 4,116,294
Lease receivables.......    4,453,598   2,606,002   1,620,326     788,462     576,991
Real estate-construction
 and land development...    3,932,726   3,947,389   3,054,729   2,875,980   2,190,122
Real estate-mortgage....   23,020,980  20,767,336  18,734,183  16,884,169  15,029,300
Consumer................    5,464,512   4,673,287   4,115,912   4,026,580   4,065,445
                          ----------- ----------- ----------- ----------- -----------
  Loans and leases held
   for investment.......   42,925,566  37,536,434  32,728,196  29,307,069  25,978,152
  Loans held for sale...      846,830     368,121   1,345,656     628,809     306,794
                          ----------- ----------- ----------- ----------- -----------
    Total loans and
     leases.............  $43,772,396 $37,904,555 $34,073,852 $29,935,878 $26,284,946
                          =========== =========== =========== =========== ===========

--------
*  Balances include unearned income.

                                    Table 3

         Composition of Loan and Lease Portfolio Based on Loan Purpose*

                                                December 31,
                         -----------------------------------------------------------
                            2000        1999        1998        1997        1996
                         ----------- ----------- ----------- ----------- -----------
                                           (Dollars in thousands)
Business Loans.......... $19,950,471 $17,172,713 $14,713,171 $14,473,010 $11,357,944
Lease Receivables.......   2,100,965   1,508,396     992,684     616,302     470,456
                         ----------- ----------- ----------- ----------- -----------
  Total commercial loans
   and leases...........  22,051,436  18,681,109  15,705,855  15,089,312  11,828,400
Sales Finance...........   2,774,902   2,501,086   2,192,217   1,713,383   1,623,579
Revolving Credit........     844,178     696,384     586,028     555,876     554,767
Direct Retail...........   7,617,139   6,892,787   5,879,150   5,179,498   5,620,225
                         ----------- ----------- ----------- ----------- -----------
  Total consumer loans..  11,236,219  10,090,257   8,657,395   7,448,757   7,798,571
Mortgage Loans..........   8,006,244   7,887,813   8,985,412   6,887,893   6,452,686
                         ----------- ----------- ----------- ----------- -----------
  Total loans and
   leases............... $41,293,899 $36,659,179 $33,348,662 $29,425,962 $26,079,657
                         =========== =========== =========== =========== ===========

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 4

               Selected Loan Maturities and Interest Sensitivity*

                                                    December 31, 2000
                                           ------------------------------------
                                           Commercial,
                                            Financial
                                               and      Real Estate:
                                           Agricultural Construction   Total
                                           ------------ ------------ ----------
                                                  (Dollars in thousands)
Fixed rate:
  1 year or less(2).......................  $  306,543   $  587,943  $  894,486
  1-5 years...............................   1,301,641      316,584   1,618,225
  After 5 years...........................     336,886          --      336,886
                                            ----------   ----------  ----------
    Total.................................   1,945,070      904,527   2,849,597
                                            ----------   ----------  ----------
Variable rate:
  1 year or less(2).......................   2,150,894    2,059,175   4,210,069
  1-5 years...............................   1,770,841      969,024   2,739,865
  After 5 years...........................     186,945          --      186,945
                                            ----------   ----------  ----------
    Total.................................   4,108,680    3,028,199   7,136,879
                                            ----------   ----------  ----------
      Total loans and leases(1)...........  $6,053,750   $3,932,726  $9,986,476
                                            ==========   ==========  ==========

--------
*  Balances include unearned income.

   Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions negotiated at that time.

                                                                      (Dollars in
                                                                      thousands)
                                                                      -----------
(1) The table excludes:
    (i)   consumer loans to individuals for household, family and
           other personal expenditures..............................  $  5,464,512
    (ii)  real estate mortgage loans.................................   23,020,980
    (iii) loans held for sale........................................      846,830
    (iv)  leases.....................................................    4,453,598
                                                                      -----------
                                                                      $33,785,920
                                                                      ===========

(2) Includes loans due on demand.

                                    Table 5

         Allocation of Allowance for Loan and Lease Losses by Category

                                                               December 31,
                         -----------------------------------------------------------------------------------------
                               2000              1999              1998              1997              1996
                         ----------------- ----------------- ----------------- ----------------- -----------------
                                  % Loans           % Loans           % Loans           % Loans           % Loans
                                  in each           in each           in each           in each           in each
                          Amount  category  Amount  category  Amount  category  Amount  category  Amount  category
                         -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                          (Dollars in thousands)
Business loans and
 leases................. $295,918    53%   $247,005    51%   $212,472    47%   $191,337    51%   $169,256    45%
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
Direct Retail...........   20,665    18      23,174    19      19,041    18      16,769    18      12,935    22
Sales Finance...........   28,058     7      30,620     7      27,701     6      29,082     6      22,418     6
Revolving Credit........   25,901     2      26,664     2      25,805     2      20,093     2      13,973     2
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Total Consumer.........   74,624    27      80,458    28      72,547    26      65,944    26      49,326    30
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
Mortgage................    2,700    20       2,420    21       3,533    27       2,757    23       2,647    25
Recently Acquired
 Subsidiaries*..........   37,355   --       21,995   --       19,775   --       18,789   --       17,833   --
Unallocated.............  121,606   --      135,461   --      142,251   --      117,651   --      113,865   --
                         --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Total.................. $532,203   100%   $487,339   100%   $450,578   100%   $396,478   100%   $352,927   100%
                         ========   ===    ========   ===    ========   ===    ========   ===    ========   ===

--------
* Acquired companies that had not been converted to BB&T's operating systems at December 31, 2000.

                                    Table 6

                Analysis of Allowance for Loan and Lease Losses

                                                 December 31,
                          ---------------------------------------------------------------
                             2000         1999         1998         1997         1996
                          -----------  -----------  -----------  -----------  -----------
                                            (Dollars in thousands)
Balance, beginning of
 period.................  $   487,339  $   450,578  $   396,478  $   352,927  $   327,701
 Charge-offs:
  Commercial, financial
   and agricultural.....      (30,221)     (31,766)     (19,551)     (24,566)     (17,762)
  Real estate...........      (19,743)     (17,894)     (14,008)     (17,027)     (13,605)
  Consumer..............      (87,682)     (75,665)     (81,936)     (82,851)     (60,241)
  Lease receivables.....       (3,502)        (993)      (1,167)        (671)        (768)
                          -----------  -----------  -----------  -----------  -----------
  Total charge-offs.....     (141,148)    (126,318)    (116,662)    (125,115)     (92,376)
                          -----------  -----------  -----------  -----------  -----------
 Recoveries:
  Commercial, financial
   and agricultural.....       11,844       12,312        9,399        8,613       10,524
  Real estate...........        3,532        4,325        4,203        5,930        7,220
  Consumer..............       20,259       16,197       14,758       11,547       10,965
  Lease receivables.....          312          107          425          232          136
                          -----------  -----------  -----------  -----------  -----------
  Total recoveries......       35,947       32,941       28,785       26,322       28,845
                          -----------  -----------  -----------  -----------  -----------
 Net charge-offs........     (105,201)     (93,377)     (87,877)     (98,793)     (63,531)
                          -----------  -----------  -----------  -----------  -----------
 Provision charged to
  expense...............      137,131      119,441      116,826      124,905       78,602
                          -----------  -----------  -----------  -----------  -----------
 Allowance of loans
  acquired in purchase
  transactions..........       12,934       10,697       25,151       17,439       10,155
                          -----------  -----------  -----------  -----------  -----------
Balance, end of period..  $   532,203  $   487,339  $   450,578  $   396,478  $   352,927
                          ===========  ===========  ===========  ===========  ===========
Average loans and leases
 *......................  $38,535,862  $34,760,317  $31,322,864  $27,799,754  $25,039,906
Net charge-offs as a
 percentage of average
 loans and leases.......          .27%         .27%         .28%         .36%         .25%
                          ===========  ===========  ===========  ===========  ===========

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 7

                      Composition of Securities Portfolio

                                                      December 31,
                                           -----------------------------------
                                              2000        1999        1998
                                           ----------- ----------- -----------
                                                 (Dollars in thousands)
Trading Securities (at estimated fair
 value):                                   $    96,719 $    93,221 $    60,422
                                           ----------- ----------- -----------
Securities held to maturity (at amortized
 cost):
  U.S. Treasury, government and agency
   obligations............................      33,739      34,184      75,829
  States and political subdivisions.......      35,535     384,876     539,041
  Mortgage-backed securities..............         --        5,209      80,032
  Other securities........................         --        1,891       8,786
                                           ----------- ----------- -----------
    Total securities held to maturity.....      69,274     426,160     703,688
                                           ----------- ----------- -----------
Securities available for sale (at
 estimated fair value):
  U.S. Treasury, government and agency
   obligations............................   8,940,827   5,776,834   5,074,923
  States and political subdivisions.......     962,942     620,374     233,398
  Mortgage-backed securities..............   2,760,476   4,390,952   4,783,384
  Other securities........................   1,556,625   1,890,541   1,496,435
                                           ----------- ----------- -----------
    Total securities available for sale...  14,220,870  12,678,701  11,588,140
                                           ----------- ----------- -----------
      Total securities.................... $14,386,863 $13,198,082 $12,352,250
                                           =========== =========== ===========

                                    Table 8

           Scheduled Maturities of Time Deposits $100,000 and Greater

                                                            December 31, 2000
                                                          ----------------------
                                                          (Dollars in thousands)
Maturity Schedule
  Less than three months.................................       $1,564,305
  Three through six months...............................        1,064,248
  Seven through twelve months............................        1,195,926
  Over twelve months.....................................        1,326,742
                                                                ----------
    Total................................................       $5,151,221
                                                                ==========

                                    Table 9

                           Short-Term Borrowed Funds

   The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:

                                              2000        1999        1998
                                           ----------  ----------  ----------
                                                (Dollars in thousands)
Maximum outstanding at any month-end
 during the year.......................... $8,500,544  $8,450,443  $7,214,982
Balance outstanding at end of year........  7,012,313   8,222,868   5,158,570
Average outstanding during the year.......  6,755,085   6,579,973   5,501,883
Average interest rate during the year.....       6.01%       4.90%       5.21%
Average interest rate at end of year......       6.11        4.31        4.83

                                    Table 10

    Capital Adequacy for BB&T Corporation and Principal Banking Subsidiaries
                               December 31, 2000

                                       Regulatory
                                       Minimums to
                            Regulatory   be Well         BB&T-  BB&T-  BB&T-  FCNB
                             Minimums  Capitalized BB&T   NC     SC     VA    BANK
                            ---------- ----------- ----  -----  -----  -----  ----
Risk-based capital ratios:
  Tier 1 capital(1).......     4.0%        6.0%     9.4%  9.6%   9.0%  10.2%   7.2%
  Total risk-based
   capital(2).............     8.0        10.0     12.0  10.7   10.2   11.4   10.4
Tier 1 leverage ratio(3)..     3.0         5.0      7.1   6.9    7.4    7.4    5.3

--------
(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk- weighted assets, as defined in the risk-based capital guidelines.
(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.
(3) Tier 1 capital computed as a percentage of fourth quarter average assets less nonqualifying intangibles.

                                    Table 11

                                   Securities

                                                             December 31, 2000
                                                            --------------------
                                                             Carrying   Average
                                                               Value    Yield(3)
                                                            ----------- --------
                                                                (Dollars in
                                                                 thousands)
U.S. Treasury, government and agency obligations(1):
  Within one year.......................................... $   328,551   6.61%
  One to five years........................................   5,128,737   7.33
  Five to ten years........................................   3,942,930   7.60
  After ten years..........................................   2,334,824   6.98
                                                            -----------   ----
    Total..................................................  11,735,042   7.33
                                                            -----------   ----
States and political subdivisions:
  Within one year..........................................      26,773   7.48
  One to five years........................................     165,775   7.69
  Five to ten years........................................     502,216   7.55
  After ten years..........................................     303,713   7.51
                                                            -----------   ----
    Total..................................................     998,477   7.56
                                                            -----------   ----
Other securities:
  Within one year..........................................       5,393   6.35
  One to five years........................................      34,921   6.71
  Five to ten years........................................      17,427   7.55
  After ten years..........................................     145,878   7.92
                                                            -----------   ----
    Total..................................................     203,619   7.64
                                                            -----------   ----
Securities with no stated maturity.........................   1,449,725   5.81
                                                            -----------   ----
    Total securities(2).................................... $14,386,863   7.20%
                                                            ===========   ====

--------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $2.8 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.
(2) Includes securities held to maturity of $69.3 million carried at amortized cost and securities available for sale and trading securities carried at estimated fair values of $14.2 billion and $96.7 million, respectively.
(3) Taxable equivalent basis as applied to amortized cost.

                                    Table 12

                                 Asset Quality

                                                         December 31,
                                                  ----------------------------
                                                    2000      1999      1998
                                                  --------  --------  --------
                                                    (Dollars in thousands)
Nonaccrual loans and leases(1)................... $156,342  $129,580  $126,966
Restructured loans...............................      492     1,681     3,744
Foreclosed property..............................   44,364    32,856    39,066
                                                  --------  --------  --------
  Nonperforming assets........................... $201,198  $164,117  $169,776
                                                  ========  ========  ========
  Loans 90 days or more past due and still
   accruing...................................... $ 73,699  $ 60,648  $ 64,901
                                                  ========  ========  ========
Asset Quality Ratios:
  Nonaccrual and restructured loans and leases as
   a percentage of loans and leases(2)...........      .38%      .36%      .39%
  Nonperforming assets as a percentage of:
    Total assets.................................      .33       .30       .34
    Loans and leases plus foreclosed
     property(2).................................      .49       .45       .51
  Net charge-offs as a percentage of average
   loans and leases(2)...........................      .27       .27       .28
  Allowance for losses as a percentage of loans
   and leases(2).................................     1.29      1.33      1.36
  Ratio of allowance for losses to:
    Net charge-offs..............................     5.06x     5.22x     5.13x
    Nonaccrual and restructured loans and
     leases......................................     3.39      3.71      3.45

--------
(1) Includes $47.3 million, $49.7 million and $58.0 million of impaired loans at December 31, 2000, 1999 and 1998, respectively. See Note D. in the "Notes to Consolidated Financial Statements."
(2) Items referring to loans and leases are net of unearned income and include loans held for sale.

                                   Table 13

              FTE Net Interest Income and Rate / Volume Analysis
             For the Years Ended December 31, 2000, 1999 and 1998

                               Average Balances            Yield / Rate             Income / Expense
                      ----------------------------------- ----------------  --------------------------------
                         2000        1999        1998     2000  1999  1998     2000       1999       1998
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
                                                                                  (Dollars in thousands)
Assets
Securities(1):
 U.S. Treasury,
 government and
 other(5)...........  $12,865,423 $12,693,270 $11,234,772 6.95% 6.48% 6.65% $  893,990 $  822,250 $  746,701
 States and
 political
 subdivisions.......      980,393     966,259     657,181 7.47  7.65  8.00      73,259     73,949     52,559
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
   Total
   securities(5)....   13,845,816  13,659,529  11,891,953 6.99  6.56  6.72     967,249    896,199    799,260
Other earning
assets(2)...........      341,794     461,179     470,057 6.74  5.07  5.56      23,046     23,395     26,147
Loans and leases,
net of unearned
income(1)(3)(4)(5)..   38,535,862  34,760,317  31,322,864 9.34  8.79  9.07   3,597,880  3,056,735  2,840,986
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
   Total earning
   assets...........   52,723,472  48,881,025  43,684,874 8.70  8.13  8.39   4,588,175  3,976,329  3,666,393
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
   Non-earning
   assets...........    3,802,780   3,413,319   3,052,671
                      ----------- ----------- -----------
    Total assets....  $56,526,252 $52,294,344 $46,737,545
                      =========== =========== ===========
Liabilities and
Shareholders' Equity
Interest-bearing
deposits:
 Savings and
 interest-
 checking...........  $ 2,849,134 $ 3,400,459 $ 3,695,360 1.73  1.93  2.14      49,236     65,540     79,082
 Money rate
 savings............    9,988,636   8,968,251   7,263,801 3.64  2.98  3.13     363,945    267,436    227,711
 Other time
 deposits...........   19,051,187  17,497,903  16,738,435 5.82  5.16  5.48   1,108,468    903,009    917,041
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
   Total interest-
   bearing
   deposits.........   31,888,957  29,866,613  27,697,596 4.77  4.14  4.42   1,521,649  1,235,985  1,223,834
Short-term borrowed
funds...............    6,755,085   6,579,973   5,501,883 6.01  4.90  5.21     405,752    322,519    286,374
Long-term debt......    7,602,588   6,156,798   4,665,185 6.06  5.49  5.80     460,757    337,971    270,753
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
   Total interest-
   bearing
   liabilities......   46,246,630  42,603,384  37,864,664 5.16  4.45  4.70   2,388,158  1,896,475  1,780,961
                      ----------- ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Noninterest-bearing
deposits............    5,067,511   4,833,646   4,375,846
Other liabilities...      818,804     719,756     654,241
Shareholders'
equity..............    4,393,307   4,137,558   3,842,794
                      ----------- ----------- -----------
   Total liabilities
   and shareholders'
   equity...........  $56,526,252 $52,294,344 $46,737,545
                      =========== =========== ===========
Average interest
rate spread.........                                      3.53  3.69  3.69
Net yield on earning
assets..............                                      4.17% 4.25% 4.32% $2,200,017 $2,079,854 $1,885,432
                                                          ====  ====  ====  ========== ========== ==========
Taxable equivalent
adjustment..........                                                        $  130,369 $   97,053 $   78,940
                                                                            ========== ========== ==========
                              2000 v. 1999                   1999 v. 1998
                      ------------------------------ -------------------------------
                                   Change due to                  Change due to
                       Increase  -------------------  Increase  --------------------
                      (Decrease)   Rate     Volume   (Decrease)   Rate      Volume
                      ---------- --------- --------- ---------- ---------- ---------
Assets
Securities(1):
 U.S. Treasury,
 government and
 other(5)...........   $ 71,740  $ 60,461  $ 11,279   $ 75,549  $ (19,332) $ 94,881
 States and
 political
 subdivisions.......       (690)   (1,762)    1,072     21,390     (2,353)   23,743
                      ---------- --------- --------- ---------- ---------- ---------
   Total
   securities(5)....     71,050    58,699    12,351     96,939    (21,685)  118,624
Other earning
assets(2)...........       (349)    6,585    (6,934)    (2,752)    (2,266)     (486)
Loans and leases,
net of unearned
income(1)(3)(4)(5)..    541,145   196,067   345,078    215,749    (88,595)  304,344
                      ---------- --------- --------- ---------- ---------- ---------
   Total earning
   assets...........    611,846   261,351   350,495    309,936   (112,546)  422,482
                      ---------- --------- --------- ---------- ---------- ---------
   Non-earning
   assets...........
    Total assets....
Liabilities and
Shareholders' Equity
Interest-bearing
deposits:
 Savings and
 interest-
 checking...........    (16,304)   (6,349)   (9,955)   (13,542)    (7,510)   (6,032)
 Money rate
 savings............     96,509    63,792    32,717     39,725    (11,550)   51,275
 Other time
 deposits...........    205,459   121,105    84,354    (14,032)   (54,581)   40,549
                      ---------- --------- --------- ---------- ---------- ---------
   Total interest-
   bearing
   deposits.........    285,664   178,548   107,116     12,151    (73,641)   85,792
Short-term borrowed
funds...............     83,233    74,446     8,787     36,145    (17,448)   53,593
Long-term debt......    122,786    37,699    85,087     67,218    (15,342)   82,560
                      ---------- --------- --------- ---------- ---------- ---------
   Total interest-
   bearing
   liabilities......    491,683   290,693   200,990    115,514   (106,431)  221,945
                      ---------- --------- --------- ---------- ---------- ---------
Noninterest-bearing
deposits............
Other liabilities...
Shareholders'
equity..............
   Total liabilities
   and shareholders'
   equity...........
Average interest
rate spread.........
Net yield on earning
assets..............   $120,163  $(29,342) $149,505   $194,422  $  (6,115) $200,537
                      ========== ========= ========= ========== ========== =========
Taxable equivalent
adjustment..........

----
(1) Yields related to securities, loans and leases exempt from income taxes are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.
(2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.
(3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.
(4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.
(5) Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                    Table 14

                               Noninterest Income

                                                                % Change
                                                              --------------
                                 Years Ended December 31,     2000     1999
                                -----------------------------  v.       v.
                                  2000       1999      1998   1999     1998
                                ---------  --------  -------- -----   ------
                                         (Dollars in thousands)
Service charges on deposits.... $ 269,307  $244,688  $219,638  10.1 %   11.4 %
Mortgage banking income........   103,365   164,434   127,873 (37.1)    28.6
Trust income...................    76,690    70,490    55,012   8.8     28.1
Agency insurance commissions...   137,737    85,498    57,518  61.1     48.6
Other insurance commissions....    14,246    13,991    13,099   1.8      6.8
Securities (losses) gains,
 net...........................  (219,517)   (5,223)   11,675    NM   (144.7)
Bankcard fees and merchant
 discounts.....................    52,668    42,883    36,657  22.8     17.0
Investment banking and
 brokerage fees and
 commissions...................   162,498   129,248    46,029  25.7    180.8
Other bank service fees and
 commissions...................    92,561    73,153    63,855  26.5     14.6
International income...........     7,337     6,120     4,563  19.9     34.1
Amortization of negative
 goodwill......................     6,243     6,243     6,243   --       --
Other noninterest income.......    86,087    62,680    65,357  37.3     (4.1)
                                ---------  --------  -------- -----   ------
  Total noninterest income..... $ 789,222  $894,205  $707,519 (11.7)%   26.4 %
                                =========  ========  ======== =====   ======

--------

NM -- not meaningful.

                                    Table 15

                              Noninterest Expense

                                                                  % Change
                                                               ----------------
                                  Years Ended December 31,
                              -------------------------------- 2000 v.  1999 v.
                                 2000       1999       1998     1999     1998
                              ---------- ---------- ---------- -------  -------
                                           (Dollars in thousands)
Salaries and wages..........  $  781,797 $  705,403 $  597,082   10.8 %  18.1 %
Pension and other employee
 benefits...................     161,801    155,088    126,730    4.3    22.4
Net occupancy expense on
 bank premises..............     120,812    109,557     93,913   10.3    16.7
Furniture and equipment
 expense....................     153,264    146,146    122,976    4.9    18.8
Federal deposit insurance
 premiums...................      11,090     10,918      7,227    1.6    51.1
Foreclosed property
 expense....................       5,230      4,974      3,130    5.1    58.9
Amortization of intangibles
 and mortgage servicing
 rights.....................      80,850     82,185     61,935   (1.6)   32.7
Software....................      21,247     19,299     11,610   10.1    66.2
Telephone...................      41,500     33,522     27,860   23.8    20.3
Donations...................      12,995     14,618      7,891  (11.1)   85.2
Advertising and public
 relations..................      33,841     34,110     36,569   (0.8)   (6.7)
Travel and transportation...      21,579     16,858     12,949   28.0    30.2
Professional services.......      68,673     81,698     73,080  (15.9)   11.8
Supplies....................      30,988     28,429     26,897    9.0     5.7
Loan and lease expense......      38,467     38,862     28,904   (1.0)   34.5
Deposit related expense.....      19,870     19,721     16,109    0.8    22.4
Other noninterest expenses..     209,937    194,389    167,039    8.0    16.4
                              ---------- ---------- ----------  -----    ----
  Total noninterest
   expense..................  $1,813,941 $1,695,777 $1,421,901    7.0 %  19.3 %
                              ========== ========== ==========  =====    ====

                                    Table 16

                     Interest Rate Sensitivity Gap Analysis
                               December 31, 2000

                                     Expected Repricing or Maturity Date
                          -------------------------------------------------------------
                          Within One     One to      Three to   After Five
                             Year      Three Years  Five Years    Years        Total
                          -----------  -----------  ----------  ----------  -----------
                                           (Dollars in thousands)
Assets
  Securities and other
   interest-earning
   assets*..............  $ 1,204,447  $ 2,918,983  $5,272,771  $4,875,165  $14,271,366
  Federal funds sold and
   securities purchased
   under resale
   agreements or similar
   arrangements.........      261,156          --          --          --       261,156
  Loans and leases**....   25,700,239    6,754,081   4,165,240   4,674,339   41,293,899
                          -----------  -----------  ----------  ----------  -----------
Total interest-earning
 assets.................   27,165,842    9,673,064   9,438,011   9,549,504   55,826,421
                          -----------  -----------  ----------  ----------  -----------
Liabilities
  Savings and interest
   checking***..........          --     1,380,625     460,208     460,209    2,301,042
  Money rate
   savings***...........    5,659,181    5,659,181         --          --    11,318,362
  Other time deposits...   14,243,926    5,550,917     422,099      27,924   20,244,866
  Federal funds
   purchased and
   securities sold under
   repurchase agreements
   or similar
   arrangements.........    4,045,632          --          --          --     4,045,632
  Long-term debt and
   other borrowings.....    4,765,995      278,998     721,103   5,825,659   11,591,755
                          -----------  -----------  ----------  ----------  -----------
Total interest-bearing
 liabilities............   28,714,734   12,869,721   1,603,410   6,313,792  $49,501,657
                          -----------  -----------  ----------  ----------  ===========
Asset-liability gap.....   (1,548,892)  (3,196,657)  7,834,601   3,235,712
                          -----------  -----------  ----------  ----------
Derivatives affecting
 interest rate
 sensitivity:
  Pay fixed interest
   rate swaps...........      226,828     (185,000)    (18,943)    (22,885)
  Receive fixed interest
   rate swaps...........     (123,000)      20,000      10,000      93,000
  Caps, floors and
   collars..............      (76,050)      47,250      28,800         --
                          -----------  -----------  ----------  ----------
                               27,778     (117,750)     19,857      70,115
                          -----------  -----------  ----------  ----------
Interest rate
 sensitivity gap........  $(1,521,114) $(3,314,407) $7,854,458  $3,305,827
                          ===========  ===========  ==========  ==========
Cumulative interest rate
 sensitivity gap........  $(1,521,114) $(4,835,521) $3,018,937  $6,324,764
                          ===========  ===========  ==========  ==========

--------
*   Securities based on amortized cost.
** Loans and leases include loans held for sale and are net of unearned income. *** Projected runoff of deposits that do not have a contractual maturity date was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                    Table 17

                         Capital--Components and Ratios

                                                             December 31,
                                                         ----------------------
                                                            2000        1999
                                                         ----------  ----------
                                                              (Dollars in
                                                              thousands)
   Tier 1 capital....................................... $4,095,132  $3,806,062
   Tier 2 capital.......................................  1,167,055   1,239,272
                                                         ----------  ----------
     Total regulatory capital........................... $5,262,187  $5,045,334
                                                         ==========  ==========
   Risk-based capital ratios:
     Tier 1 capital.....................................        9.4%       10.0%
     Total regulatory capital...........................       12.0        13.2
   Tier 1 leverage ratio................................        7.1         7.1

                                    Table 18

                     Quarterly Financial Summary--Unaudited

                                              2000                                               1999
                         -------------------------------------------------  --------------------------------------------------
                           Fourth       Third       Second        First       Fourth        Third       Second        First
                           Quarter     Quarter      Quarter      Quarter      Quarter      Quarter      Quarter      Quarter
                         ----------- -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                                  (Dollars in thousands, except per share data)
Consolidated Summary of
 Operations:
 Net interest income
  FTE..................  $   563,409 $   551,790  $   545,440  $   539,378  $   540,151  $   530,029  $   517,927  $   491,747
 FTE adjustment........       53,144      28,376       24,645       24,204       24,720       25,754       24,954       21,625
 Provision for loan and
  lease losses.........       43,300      38,650       28,414       26,767       40,862       27,642       26,468       24,469
 Securities (losses)
  gains, net...........        2,539    (180,838)     (41,114)        (104)      (1,848)      (1,723)      (2,631)         979
 Other noninterest
  income...............      260,184     257,531      251,348      239,676      230,476      229,155      232,832      206,965
 Noninterest expense...      422,430     490,252      452,573      448,686      447,218      446,785      413,718      388,056
 Provision for income
  taxes................       90,637      17,786       81,142       89,458       85,728       82,903       91,363       85,791
                         ----------- -----------  -----------  -----------  -----------  -----------  -----------  -----------
 Net income............  $   216,621 $    53,419  $   168,900  $   189,835  $   170,251  $   174,377  $   191,625  $   179,750
                         =========== ===========  ===========  ===========  ===========  ===========  ===========  ===========
 Diluted net income per
  share................  $       .53 $       .13  $       .41  $       .46  $       .41  $       .43  $       .47  $       .44
                         =========== ===========  ===========  ===========  ===========  ===========  ===========  ===========
Selected Average
 Balances:
 Assets................  $58,346,940 $57,174,136  $55,865,917  $54,690,887  $54,106,493  $53,104,983  $52,067,664  $49,843,167
 Securities, at
  amortized cost.......   13,931,823  13,935,804   13,792,839   13,720,864   13,880,602   14,256,867   13,887,170   12,592,519
 Loans and leases *....   39,966,886  38,968,281   38,091,353   37,096,449   36,234,726   35,001,848   34,259,492   33,512,600
 Total earning assets..   54,206,158  53,202,895   52,235,280   51,230,425   50,547,818   49,780,716   48,644,219   46,496,834
 Deposits..............   37,558,392  37,491,540   36,757,886   36,005,560   35,140,783   34,822,383   34,323,651   33,893,444
 Short-term borrowed
  funds................    6,767,210   5,830,818    7,071,840    7,360,496    7,243,583    6,986,143    6,642,733    5,422,715
 Long-term debt........    8,573,078   8,524,415    6,943,631    6,348,433    6,622,512    6,356,404    6,088,806    5,545,439
 Total interest-bearing
  liabilities..........   47,897,825  46,720,106   45,569,932   44,775,308   44,159,341   43,434,960   42,408,100   40,360,862
 Shareholders' equity..    4,545,324   4,508,114    4,312,344    4,204,515    4,189,991    4,058,347    4,154,538    4,147,625

--------
*  Loans and leases are net of unearned income and include loans held for sale.